SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC. ("CVS")
Social Balanced Portfolio

Prospectus dated April 30, 2008

Date of Supplement: June 9, 2008

At a meeting held on June 5, 2008, CVS Social Balanced Portfolio's Board of Directors approved the removal of SSgA Funds Management, Inc. ("SSgA FM") as a subadvisor for the Portfolio. The equity assets previously managed by SSgA FM have been reallocated to New Amsterdam Partners, LLC, an equity subadvisor for the Portfolio since June 2004.

Delete "SSgA Funds Management, Inc." from the section entitled "Subadvisors" at the beginning of the Prospectus for CVS Social Balanced Portfolio.

Under "Advisor, Subadvisors and Portfolio Managers - Equity Investments of the Portfolio", delete the paragraph and accompanying chart related to the management of CVS Social Balanced Portfolio by SSgA FM.